EXECUTION VERSION AMENDMENT NO. 1 TO AMENDED AND RESTATED MANAGEMENT INVESTOR RIGHTS AGREEMENT This AMENDMENT NO. 1 TO AMENDED AND RESTATED MANAGEMENT INVESTOR RIGHTS AGREEMENT (this “Amendment”) is made as of December 9, 2022 (the “Effective Date”) and amends the Amended and Restated Management Investor Rights Agreement, dated as of January 23, 2018 (the “Original Agreement” and, as amended by this Amendment, the “Amended Agreement”), among Prime Security Services TopCo Parent, L.P., a Delaware limited partnership (“TopCo Parent”), ADT Inc., a Delaware corporation (the “Company”), and certain Holders (as defined in the Original Agreement) thereof. Capitalized terms used herein but not defined herein are as defined in the Original Agreement. WHEREAS, in connection with the initial public offering of the Company (the “IPO”), certain holders of Class B-1, B-2 and B-3 Units of TopCo Parent (collectively, “Class B Units”) (a) received in redemption of such Class B Units a distribution of shares of common stock, par value $0.01 per share, of the Company (“Common Stock” and, such shares of Common Stock received in redemption of Class B Units, the “Distributed Shares”) and (b) received pursuant to a Nonqualified Stock Option Award Agreement under the Company’s 2018 Omnibus Incentive Plan, as amended and restated from time to time (the “2018 Plan”), options to acquire shares of Common Stock (the “Top-Up Options” and, the shares of Common Stock received from time to time upon exercise of vested Top-Up Options, the “Top-Up Option Shares”), which Distributed Shares and Top-Up Options were subject to the same vesting conditions and schedule applicable to any such holder’s Class B Units immediately prior to the redemption thereof; WHEREAS, under the Company’s 2016 Equity Incentive Plan, as amended and restated from time to time (the “2016 Plan”), Prime Security Services Parent, Inc. awarded to certain employees options to acquire shares of Common Stock (the “2016 Options” and, the shares of Common Stock received from time to time upon exercise of vested 2016 Options, the “2016 Option Shares”); WHEREAS, in connection with the IPO, the Company awarded to certain executives of the Company (a) grants of vested shares of Common Stock pursuant to a Common Stock Award Agreement under the 2018 Plan and (b) grants of restricted shares of Common Stock pursuant to a Restricted Stock Award Agreement under the 2018 Plan, in each case, in place of retention bonuses awarded prior to the IPO (collectively, the “Retention Bonus Shares” and, together with the Distributed Shares, the Top-Up Option Shares and the 2016 Option Shares, the “Subject Shares”); WHEREAS, TopCo Parent desires to amend certain provisions of the Original Agreement to: (a) clarify that Holders of all Subject Shares have Piggy-Back Registration Rights without regard to further proceeds received or consideration paid for Common Stock by TopCo Parent; 2 (b) clarify that only Subject Shares are subject to the Agreement; (c) clarify that Holders can Dispose of vested Subject Shares in proportion to the Apollo Sale Percentage (as defined below); and (d) provide for termination of the Agreement in relation to future aggregate holdings by certain affiliates of Apollo Global Management, Inc. (“Apollo Global Management”); and WHEREAS, pursuant to Section 15.4 of the Original Agreement, except as otherwise expressly set forth therein, the Original Agreement may only be modified or amended by an instrument in writing duly executed and delivered by TopCo Parent. NOW, THEREFORE, the Original Agreement is amended as set forth below: 1. Definitions. As used in this Amendment: “Apollo Sale Percentage” means, as of the applicable time, a fraction, (x) the numerator of which shall be (i) 641,114,368 shares of Common Stock (such number of shares, the “Measurement Amount”), minus (ii) the aggregate number of shares of Common Stock held by the Majority Stockholders as of such applicable time, and (y) the denominator of which shall be the Measurement Amount; provided that should the Apollo Sale Percentage decrease as a result of the acquisition by the Majority Stockholders of additional shares of Common Stock, the Apollo Sale Percentage shall be calculated in such a manner as to not give effect to such acquisition(s). “Majority Stockholders” mean, collectively, Prime Security Services TopCo (ML), L.P., a Delaware limited partnership, Prime Security Services TopCo (ML II), L.P., a Delaware limited partnership and any Apollo Funds. 2. Amendments to the MIRA. Notwithstanding anything to the contrary in the Original Agreement but subject to the other terms and conditions of this Amendment: (a) Holders of vested Subject Shares shall be permitted to make Dispositions of such Subject Shares in an aggregate amount not to exceed the product of (i) the aggregate number of the Holder’s Subject Shares that have vested (whether or not such Subject Shares have been previously disposed), multiplied by (ii) the then-applicable Apollo Sale Percentage. (b) Section 1 of the Original Agreement is hereby amended by: (i) Adding the following paragraph as the first paragraph in Section 1: Notwithstanding anything herein to the contrary, only Subject Shares shall be subject to the terms and conditions of this Agreement. (ii) Amending and restating the definition of “Management Shares” to read as follows: 3 “Management Shares” means all Subject Shares. (iii) Adding the following new defined term in appropriate alphabetical order: “Subject Shares” has the meaning ascribed to such term in Amendment No. 1 to Amended and Restated Management Investor Rights Agreement, dated as of December 8, 2022, entered into by TopCo Parent. (c) Section 10.10(c) of the Original Agreement is hereby amended by deleting the first proviso therein, replacing the text “and provided, further” in the second proviso therein with the text “provided, however” and removing clause (D) of the second proviso therein. (d) Section 15.5 of the Original Agreement is hereby amended and restated in its entirety to read as follows: 15.5 Termination. This Agreement shall terminate automatically upon: (a) the dissolution of the Company, (b) the consummation of a Control Disposition or (c) such time as the Majority Stockholders no longer collectively beneficially own at least 25% of the outstanding shares of Common Stock on an as-converted basis. 3. Effectiveness. This Amendment shall become effective as of and from the Effective Date. 4. Effect of Amendment. Except as specifically contemplated hereby, the Original Agreement shall remain unchanged and in full force and effect. References in the Original Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall refer to the Original Agreement as amended hereby, and references to the date of the Original Agreement, and references to the “date hereof”, “the date of this Agreement” or words of similar meaning in the Original Agreement, shall continue to refer to January 23, 2018. 5. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment. 6. Miscellaneous. The provisions of Section 8 (Notices), Section 12 (Confidentiality), Section 15.2 (Binding Effect), Section 15.3 (Governing Law), Section 15.4 (Amendment), Section 15.13 (Entire Agreement) and Section 15.14 (Third-Party Beneficiaries) of the Original Agreement are incorporated herein by reference, mutatis mutandis. [Signature Pages Follow] [Signature Page to Amendment No. 1 to Management Investor Rights Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written. PRIME SECURITY SERVICES TOPCO PARENT, L.P. By: PRIME SECURITY SERVICES TOPCO PARENT GP, LLC, its general partner By: Name: James Elworth Title: Vice President